UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2009

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CHINA ARMCO METALS, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-145712	26-0491904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Waters Park Drive, Suite 98, San Mateo, CA 94403
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 212-7620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

 Item 7.01. Regulation FD Disclosure.

On September 22, 2009, China Armco Metals, Inc. (the “Company”) issued a press release to announce that it completed a contract to supply iron ore valued at approximately $15.98 million in the Third Quarter of 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1           China Armco Metals, Inc. Press Release dated September 22, 2009 (furnished herewith).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2009

CHINA ARMCO METALS, INC.

By:	/s/ Kexuan Yao
Kexuan Yao Chief Executive Officer